UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2013 (March 19, 2013)

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

[Delaware] (State or other jurisdiction of incorporation)	1-14829 (Commission File Number)	84-0178360 (I.R.S. Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5
(Address of principal executive offices, including Zip Code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement

Dealer Agreements

On March 19, 2013, Molson Coors Brewing Company (the “Company”) entered into a new commercial paper program (the “Program”) on a private placement basis under which the Company may issue from time to time unsecured commercial paper notes (the “Notes”) up to a maximum aggregate amount outstanding at any time of up to $950,000,000. The proceeds of the issuance of the Notes will be used to repay our €500,000,000 zero coupon senior unsecured convertible bond due 2013 and our $575 million convertible bonds maturing in the third quarter of 2013, and for general corporate purposes. Amounts available under the Program may be reborrowed.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC each will act as a dealer under the Program (collectively the “Dealers”) pursuant to the terms and conditions of their respective Dealer Agreements (each, a “Dealer Agreement”). Bank of America, National Association will act as Issuing and Paying Agent under the Program.

The Program provides the terms under which the Dealers will either purchase from the Company or arrange for the sale by the Company of Notes pursuant to an exemption from federal and state securities laws. The Program contains customary representations, warranties, covenants and indemnification provisions. The maturities of the Notes will vary but may not exceed 397 days from the date of issue. The principal amount of outstanding Notes under the Program may not exceed $950,000,000 at any time. The Notes will be sold at a negotiated discount from par or will bear interest at a negotiated rate on a fixed or floating basis.

A Form of Dealer Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though it were fully set forth herein. The description above is a summary of the Program and is qualified in its entirety by the complete text of the Program itself as set forth in the Dealer Agreements.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

The information related to the $950,000,000 unsecured commercial paper program described under Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description of Exhibit
10.1	Form of Commercial Paper Dealer Agreement

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2013

MOLSON COORS BREWING COMPANY

	By:	/s/ Samuel D. Walker
Samuel D. Walker
Global Chief Legal & People Officer

3